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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _______________

                                    FORM 8-K
                                 _______________

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 8, 2006

                                _______________

                      UNIVERSAL COMMUNICATION SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)
                                _______________


        4812                         Nevada                      860887822
-----------------------    ----------------------------        --------------
(Commission File Number)   (State or Other Jurisdiction        (IRS Employer
                                 of Incorporation)           Identification No.)


407 LINCOLN RD, STE 12F, MIAMI BEACH, FL                          33139
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(Address of Principal Executive Offices)                        (Zip Code)


                                  305-672-6344
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              Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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       Section 4 - Matters Related to Accountants and Financial Statements


Item 4.01 Changes in Registrant's Certifying Accountant

          (b)  New Independent Registered Public Accounting Firm

     On May 8, 2006, the Audit Committee of the Board of Directors of the Company re-engaged Reuben E. Price & Co., Public Accountancy Corporation ("Reuben E. Price") as its independent registered public accounting firm to audit the Company's financial statements for the year ending September 30, 2006. The Company's decision to re-engage Reuben E. Price as its independent registered public accounting firm was not the result of any disagreement with Rachlin Cohen & Holtz LLP ("RC&H") on matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures. RC&H rescinded their initial indication of acceptance of the engagement prior to performing any auditing procedures.


Item 9.01 Financial Statements and Exhibits

          (c)  Exhibits.

     Exhibit No.     Description
     -----------     -----------------------------------------------------------
        16.1         Letter from Rachlin Cohen & Holtz LLP to the Securities and
                     Exchange Commission dated May 10, 2006.


     The Exhibits attached to this Current Report on Form 8-K are incorporated by reference into Item 4.01 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such any such filing.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Universal Communication Systems, Inc.
                                       (Registrant)



                                       By: /s/ Michael J. Zwebner
                                           -----------------------------------
                                           Michael J. Zwebner
                                           Chairman and Chief Executive Officer


Dated: May 10, 2006








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